

Overview of Plans for Luverne

Patrick Gruber, CEO

August 2018

Forward Looking Statement

Any statements in this presentation about our future expectations, plans, outlook and prospects, and other statements containing the words "believes," "anticipates," "plans," "estimates," "expects," "intends," "may" and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to: the success of our sales and production efforts in support of the commercialization of our products; our growth plan and strategy; our technologies; size of markets for our products; the benefits and characteristics of our products; our projected revenue; our ability to become profitable on a Cash EBITDA basis or otherwise; laws and regulations supporting or providing economic advantages to low-carbon products; the potential that adverse changes could be made laws and regulations supporting or providing economic advantages to low-carbon products; and other factors discussed in the "Risk Factors" of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other filings that we periodically make with the SEC. In addition, the forward-looking statements included in this investor presentation represent our views as of the date of this investor presentation. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this investor presentation.

Quick Summary

- **The Problem:**
  - Fossil fuels emit fossil greenhouse gasses (GHGs)
  - Companies want to mitigate liability
  - Governments want to reduce GHG emissions
  - Consumer's care about pollution and want GHGs addressed

- **The Solution:**
  - "Decarbonize". Lower the carbon footprint of fuels by replacing the fossil carbon with "green" carbon. Use renewable energy in production, and produce mainstream products with enhanced properties: isobutanol (IBA), jet fuel, isooctane for renewable gasoline.
  - **Gevo has proven, patented and proprietary technology to "decarbonize" IBA, jet fuel, and isooctane for renewable gasoline**

- **Strategy:**
  - Use low carbon ethanol to improve profitability and establish plant site infrastructure for expansion to make larger scale low carbon IBA, jet fuel and isooctane. Build out IBA, jet, and isooctane.
  - Establish growth in market by making and selling products, and license technology.

- **Status:**
  - Gevo has shown that the technologies work and that products have potential to meet the market need.
  - We need to "decarbonize" our Luverne Facility to position ourselves for profitable growth, starting with ethanol.
  - Aggregating demand of IBA, jet fuel, and hydrocarbons and working to secure financeable off-take agreements to support the build-out of the Luverne Facility.
  - Actively pursuing licensing opportunities in other parts of the world.

The Problem and Solution



The Problem: Burning of Fossil Carbon Sources Generates Increased GHGs
gevo
Atmospheric CO2
CO2 (parts per million)
405
400
395
390
385
380
375
2006
2008
2010
2012
2014
2016
YEAR
Source: climate.nasa.gov
Transportation fuels, electricity generation, heat, chemical production, manufacturing, etc.
Natural Gas
Oil



The Solution: Decarbonization
gevo
• By eliminating both fossil carbon from both raw materials and process it is possible to eliminate GHGs from business system
Carbon Source
Oil
+
Process Energy
Fossil
Increased CO_2
Carbon Source
CO_2
+
Process Energy
Renewable
Reduced CO_2

Aviation Industry Has an Opportunity and a Problem

They are expecting to experience strong growth....

- The aviation industry is expected to double in passengers over the 20 years to 2034
- The aviation industry accounts for 2% of GHG emissions (about the same as all of Germany), but it is expected to grow to 3% by 2050

But, they have promised to hold GHG emissions Flat from 2020 onward

World Jet Fuel Demand


Year over Year Projected Jet Fuel Demand Growth: ~3BGPY
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040
30BGPY Needed within 10 years
Growth that the airlines industry intends to be offset for GHGs

Sources: International Air Transport Association (IATA); EIA 2016 Annual Energy Outlook

Coming Changes…

gevo®

The New York Times

Opinion

FREE TRIAL | LOG IN

EDITORIAL

Jets Will No Longer Get a Free Ride on Carbon Emissions



Airplanes on the tarmac at San Francisco International Airport.
JUSTIN SULLIVAN / GETTY IMAGES

By THE EDITORIAL BOARD
FEBRUARY 13, 2016

Isooctane Opport

The New York Times http://nyti.ms/23TGYfG

ENERGY & ENVIRONMENT

U.N. Agency Proposes Limits on Airlines' Carbon Emissions

By JAD MOUAWAD and CORAL DAVENPORT FEB. 8, 2016

After more than six years of negotiations, the global aviation industry agreed on Monday to the first binding limits on carbon dioxide emissions, tackling the fastest-growing source of greenhouse gas pollution.

The deal is the latest in a series of international efforts to address climate change. Until now, airplanes had not been included in any international climate change deals, like the recent Paris Agreement, or the Montreal Protocol, expected to be completed later this year.

The proposed new rules, announced in Montreal by the International Civil Aviation Organization, the United Nations' aviation agency, would apply for all new airplanes delivered after 2028.

Airlines account for about 2 percent of global emissions — about the same as Germany. But many analysts think the emissions could triple by the middle of the century given the expected growth in air travel over the next decades.

It took little time, though, for the announcement to set off a debate over how effective the proposed rules would be.

Some environmental groups, pointing to the airline industry's close involvement in crafting the deal, said the proposed rules were too weak and failed to include aircraft currently in use.

But advocates of the deal, including the Obama administration, praised it,

"Decarbonize" and Capture Added Value

Produce and Sell Fuels, Chemicals, Protein with Gevo Technology, while **lowering "carbon score" or "carbon index".** The lower the score, the the higher the price Gevo can charge in certain markets

How to Reduce Carbon in Hydrocarbons

Replacing fossil based products with renewables, and capturing value from the carbon reduction



THE MISSION
Reduce and Eliminate Fossil Carbon
Petro-Jet
80 g/MJ Fuel CO2 Emissions
Replace Carbon Feedstock Source
Replace Fossil Energy Sources
What's Possible with renewable jet
0 g/MJ Fuel CO2 Emissions
Capture Soil Carbon
Time

A Better Carbon Cycle



~5kg high protein feed/jet gallon
CO2
Feed and Food
Soil
Avg ~0.8 kg CO2 captured/gallon of Jet (range of 0-4kg/gal)

For every 1BGPY of fuel:
- -5 Million MT of protein/feed could be produced
- -800Kt to 4 million MT of carbon could be capture in soil

Proprietary Technology Leads to Enormous Markets

Mainstream markets of billions of $



Solvents: 1.2B gallons
Jet: 89B gallons
Via renewable Jet Fuel
Via renewable Butylene
gevo
Via renewable pXylene
Butenes: 2.1B gallons
PX: 17.5B gallons
Via renewable Isooctane
Off-Road Gasoline Blendstock: 1.8B gallons
Renewable Gasoline (Isooctane): 320B gallons
On-Road Gasoline Blendstock: 41.2B gallons
IBA
IBA-derived "Drop in" Hydrocarbons

Gevo's proprietary technology uses a biocatalyst made with synthetic biology to produce isobutanol (IBA), then converts the IBA using a chemical catalyst to make jet fuel, isooctane, p-xylene, and butenes

Sources: EIA, IEA and Nexant, US DOE FHWA

Gevo Technology and Products Can Address the Problem

We Make and Sell Low Carbon Renewable High Performance Fuel Products




High Performance Oxygenate Blendstocks for Gasoline (Ethanol and Isobutanol)


TOTAL



Fully Renewable Isooctane for Gasoline



Ethanol/Isobutanol Plant


Raw Materials
Now
Enabled
Future



Isobutanol to Jet Fuel and Isooctane Plant

Fully Renewable Jet Fuel



Lufthansa

Alaska

Adding Value With Gevo Products

gevo

By Decarbonizing….


Gevo Gross Selling Price
Margins and Returns on CapEx
COGS of Gevo Product
Green Carbon Value
RINS
LCFS
EU RED
Mandates
Other
Net Selling Price of Gevo Product
Market Price of Petro-Based Product


Gevo Gross Selling Price
Margins and Returns on CapEx
COGS of Gevo Product
Green Carbon Value
"Strategic Value"
Net Selling Price of Gevo Product
Market Price of Petro-Based Product

By delivering technical properties that are more valued…


Net Selling Price of Gevo Product
Technical Value
Market Price of Petro-Based Product

In some cases, Gevo can simply win on price…


Net Selling Price of Gevo Product
Market Price of Petro-Based Product

The information on this page is illustrative and the graphs are not to scale. The selling prices are dependent on a number of known and unknown factors, including, but not limited to, the price of oil, the price of comparable oil-based products, renewable or "green" carbon value, and the laws and regulations affecting renewable carbon value.

Key Deals

gevo

- Ethanol
  - Eco-Energy
    - Markets and Distributes Gevo ethanol
- Isobutanol
  - Musket blends IBA-off-take agreement signed
    - Blend IBA into gasoline and distributes it
  - Bucc ee's is developing retail market in Houston
    - Expanded from 2 to ~200 pump in 2017
- Jet Fuel
  - AvFuel
    - Off-take agreement for capacity from demo plant and full scale plant
    - AvFuel serves corporate aviation with more than 3000 locations
- Isooctane (for renewable gasoline)
  - Haltermann Carless
    - Off-take agreement signed for capacity from demo plant and full scale plant
    - Developing EU market
    - Multi-billion EU German chemical company
- Many other customers purchasing products for market development

Customers of Gevo Products

The customers on this slide represent current and past customers

Isooctane: "The other ~80-90% of gasoline"

- It works, we are making it, and selling it
- Low carbon and clean (low sulfur, low aromatics, low olefins)



Total







STIHL

Certificate of Analysis

Product Code: IBF007
Product Description: Renewable Isooctane

Lot Number	F07SF33001
Manufacture Date	8/15/2016
Tested By (print and sign)	Jesse Hellums (Signed Electronically)
Test Date	8/15/2016
Approved By (print and sign)	Glenn Johnston (Signed Electronically)

Tests	Method	Specification	Results
Appearance at 60°F (15°C)	Visual	Bright and Clear	Pass
Density @ 60°F (lb/gal)	ASTM D4052	Report	5.88
Bio Content	ASTM D6866	>95%	>95%
Water (mg/kg)	ASTM D6304	<150 ppm	91 ppm
Olefin	ASTM D1319	<5.0%	0.0%
Sulfur Content (mg/kg)	ASTM D5453	<10.0 ppm	<0.16 ppm
Reed Vapor Pressure	ASTM D5191	Report	1.7 psi
Research Octane Number (RON)*	ASTM D2699	>95	98.0
GC Analysis – C8 Content	GEVO F36	>95%	96.1%

*Performed by Inspectorate Labs, 6175 Highway 347, Beaumont, Texas 77705-7657 Phone: 409-212 9322

Low Carbon Isooctane

Gevo is the only company to date with a *proven* technology to produce larger quantities of renewable isooctane

Value Proposition

- Specialty properties add value to specialty fuels (like racing fuels)
- Low carbon isooctane could substitute for gasoline, and can be cost competitive
- Gevo isooctane also helps customers meet need for low sulfur and low particulate fuels

Markets

- Currently: Specialty gasoline for racing, small engines, packaged fuels in EU.
- Future: Specialty fuels and mainstream gasoline in US and EU. We are working with customers to determine the directly addressable market size at various prices and carbon levels.

Customers

Haltermann Carless

BCD

TOTAL

bp

- Definitive agreement to supply with HC to supply from demo plant and from full commercial plant
- Price for EU customers doesn't depend on US biofuels policy

Jet Fuel: A True Drop In Fuel

Proven, we've done it: In Planes, ground equipment, and in the Infrastructure


Biofuel
powered.
In partnership
Alaska &

Gevo Jet Fuel Meets ASTM D7566 (Standard Specification for Aviation Turbine Fuel Containing Synthesized Hydrocarbons)

- -No Sulfur
- -No Aromatics
- -Lower Freeze Point >-80°C
- -Higher Overall Energy Density thru
  - -Higher Heat of Combus
  - -Lower Physical Weight
- -Lower Particulate Emissions

sustainable is attainable

O'HARE AIRPORT FLY GREEN Fueled by Gevo

air bp

ASIG BBA Aviation

KINDER MORGAN

Jet Fuel from Isobutanol

gevo®

Value Proposition	- Potentially competitive with fossil based jet - Jet fuel from isobutanol has higher energy density, lower particulates, lower Sulphur, and lower fossil carbon than petro-jet - Helps airlines and other carriers meet the industry goals of zero increased emissions from 2020 onward
Markets	- Incremental demand for jet fuel is about 3 billion gallons year on year. From 2020 onward the IATA has said they would hold emissions from fossil fuels flat. This means that three billion gallons would need to be offset with lower carbon fuels.
Customers	

Sources: International Air Transport Association (IATA); EIA 2016 Annual Energy Outlook. The customers on this slide represent current and past customers.

Isobutanol as a Gasoline Blendstock

gevo®

Isobutanol delivers better properties than other renewable alcohol blendstocks

Value Proposition

- Isobutanol can replace ethanol resulting in a higher performing gasoline blend (higher energy, no water separation issues, no incompatibility issues)
- Isobutanol enables "ethanol free" gasoline markets at prices that end customers will pay
- IBA is the only alternative available in the US as an oxygenate for gasoline

Markets

- Overall "ethanol free" market potential is 7BGPY with 2BGPY in areas that require an oxygenate.
- Price points should yield $0.50-$1.00/gallon margin

Customers

- Currently serving "ethanol free" gasoline in Houston area. Went from just several pumps to almost 200 pumps in 2017
- Future: Other RFG areas, and broader ethanol-free segments.

Ethanol Free Gasoline in Houston






**Sources: US DOE – gasoline, US EPA/American Petroleum Institute: E0 market size, Stillwater consulting*

Plan for Revenue Growth[1]

gevo

Projected 2018	Projected 2020	TBD/202?	TBD
Current	Value added products and lower fossil energy at Luverne	Expand Luverne to produce IBA, Jet Fuel, and Isooctane	Future large IBA plant with 26MGPY hydrocarbons

Product	Capacity	Revenue ($MM)	Capacity	Revenue[2] ($MM)	Capacity	Revenue[2] ($MM)	Capacity	Revenue[2] ($MM)
Ethanol (MGPY)	20 MGPY	$25-27	20-26 MGPY	$30-45	20-26 MGPY	$30-45		
IBA	1.5 MGPY[3]	~$2 (IBA and Hydrocarbons combined)	1.5 MGPY	$1	2 MGPY	$5-7	5 MGPY	$12-15
Hydrocarbons	70 KGPY		100 KGPY[4]	$2-3	10 MGPY	$35-46	26 MGPY	$105-115
Protein, Feed, Food Products	50 kt	$7-8	50-70 kt	$10-13	100-130 kt	$15-25	100-130 kt	$15-25
Total	Total	$34-37	Total	$45-64	Total	$85-123	Total	$132-155

Projected 2018:
- ~25% Revenue increase compared to 2017

Projected 2020:
- Addition of Shockwave Dry Frac
- Add CHP and other energy improvements

TBD/202?:
- Add 14-18 MGPY IBA capacity and 10 MGPY hydrocarbon capacity to Luverne

TBD:
- 40 MGPY IBA capacity with 26 MGPY hydrocarbons

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All revenue and capacity projections are subject to change and based upon current expectations. The revenue and capacity projections are subject to a number of assumptions and factors that could cause actual results to differ materially from those depicted on this slide, including our ability to expand our production capabilities to produce products in the capacities depicted on this slide, demand for our products from customers and in some cases entering into binding off-take agreements with customers.
2. Revenue projections could change depending on a number of known and unknown factors including, but not limited to, the price of oil, the value of renewable carbon, demand for our products and contractual negotiations with our customers.
3. During 2018. we are using IBA from inventory made in 2017.
4. We may add capacity for hydrocarbon production of 500-1,000 KGPY which could generate annual revenue of $11-22M. Achievement of this production capacity and revenue is dependent upon, among other things, customer demand, off-take agreements that justifies this capacity, construction of the expanded facility, and financing the expanded production facility.

Key Points

- The value of Low Carbon Products is expected to continue to increase

- We expect Low Carbon Ethanol to reduce our cash burn (GSA&RD) over the next two years, potentially even becoming profitable on a Cash EBITDA[1] basis, depending on spend needed for IBA and Hydrocarbons

- We expect to build out Luverne for IBA, jet fuel, isooctane once we have a) solid commercial off-take agreements signed, and b) arranged project financing for the build-out. Project financing currently targeted to be 30% equity and 70% debt.

- We envision the Gevo operating Low Carbon Ethanol as well as IBA/Hydrocarbons out of Luverne. Revenues should be over $100M/yr in this case, and the company could be profitable on a Cash EBITDA basis.

- As market growth accelerates for our products, we plan on licensing technology.

1. Cash EBITDA is a non-GAAP measure and is calculated by adding depreciation and non-cash stock compensation to GAAP loss/income from operations.


Luverne and Beyond
gevo®

Current Production and Products


Isobutanol/Ethanol Plant
Luverne, MN


Renewable
Hydrocarbon Plant
South Hampton
Resources
Silsbee, TX

Products Sold



~100 Million lbs per year of animal feed



~3 Million lbs per year industrial corn oil


IBA
EtOH
Jet
IO

~1.5 MGPY IBA

~20 MGPY EtOH

35KGPY Jet

~35KGPY Isooctane

Approximate capacities

Current Business System

Total Gevo Revenue:
$34-37M/yr (2018 Projected*)

- Selling
  - Ethanol
  - Isobutanol
  - Jet Fuel
  - Isooctane
  - Animal Feed


EtOH
Capacity: ~20MGPY
Animal Feed
Capacity ~50,000t/yr
DDG Feed
LAND O'LAKES, INC
Industrial Grade Oil
Ethanol Production
EtOH
IBA
Luverne
~1.5 MGPY IBA
Hydrocarbons
Silsbee, Tx
~75KGPY HC
Alcohol-to-Jet Fuel ("ATJ")
Isobutanol ("IBA") Production**
Hydrocarbon Production
Renewable Gasoline (Isooctane)
Haltermann Carless
IBA for Gasoline Blendstock
MUSKET
& others

*All revenue projections are estimates and subject to change.
**For Silsbee, we currently are using IBA from inventory produced in 2017.

Current Business System

Potential to improve margins and a) mitigate burn, and b) generate profit, over the next few years

IBA capacity is too small, and needs to be built out to economic capacity. Current system is useful for seeding the market.



EtOH
Capacity: ~20MGPY
Animal Feed
Capacity ~50,000t/yr
Ethanol Production
DDG Feed
Industrial Grade Oil
EtOH
LAND O'LAKES, INC.
IBA
Luverne
~1.5 MGPY IBA
Isobutanol ("IBA") Production**
Hydrocarbons
Silsbee, Tx
~75KGPY HC
Hydrocarbon Production
Alcohol-to-Jet Fuel ("ATJ")
Renewable Gasoline (Isooctane)
Haltermann Carless
IBA for Gasoline Blendstock
MUSKET
& others

**For Silsbee, we currently are using IBA from inventory produced in 2017

Road Map to Scale: Set up Luverne for Low Carbon, then Build Out IBA/Hydrocarbons



Combined Heat and Power
New IBA Fermenters
Hydrocarbon Plant
Anaerobic Digestion
Shockwave Dry Frac



~200 Million lbs per year of high protein feed and related products



~6 Million lbs per year Food Grade corn oil



IBA
Jet
IO
EtOH

~1-3 MGPY IBA

~8 MGPY Jet

~2 MGPY Isooctane

~20-26 MGPY EtOH

Approximate expected capacities and locations for unit operations are illustrative and based on our current plans which are subject to change.

Road Map to Scale: Set up Luverne for Low Carbon, then Build Out IBA/Hydrocarbons

STEP 1:

- Implement Low Carbon Infrastructure and Dry Frac, Resulting in Total Revenue: $40-60 M/yr (Projected) in 2020
- Use Increased Margin to Mitigate Burn while we develop the IBA and hydrocarbons business
- Secure Solid Off-Take Agreements to Support Project Financing, then Build Out the IBA and Hydrocarbon Section of the Plant



Shockwave Related
Protein, Oil, Feed
50 KT/yr Feed/Protein
3 Mlbs/yr Oil
Projected 2020 Revenue:
~$10-13M/yr
Bran
Bran Feed
High Protein Feed
LAND O'LAKES, INC.
Food Grade Oil
Starch
Anaerobic Digestion
Combined Heat and Power
Low CI EtOH
Projected Capacity: 20-26MGPY
Projected 2020 Ethanol Revenue: $30-45 M/Yr
Low Carbon Ethanol Production
Low CI EtOH
To Low carbon ethanol markets, like West Coast US, EU
IBA
Luverne
1.5 MGPY IBA
Hydrocarbons
Silsbee, Tx
100 KGPY IBA
Isobutanol ("IBA") Production
Hydrocarbon Production
Alcohol-to-Jet Fuel ("ATJ")
Renewable Gasoline (Isooctane)
Butylene
Low CI IBA for Gasoline Blendstock
Haltermann Carless
MUSKET
& others
Projected 2019 Revenue: $2-3 M/y inclusive of IBA and Hydrocarbons

All revenue and capacity projections are estimates and subject to the qualifications set forth on slides 2 and 18 of this presentation.

Road Map to Scale: Set up Luverne for Low Carbon, then Build Out IBA/Hydrocarbons

Step 2:

- Build-out IBA and hydrocarbons
- Produce and sell low carbon: ethanol, IBA, hydrocarbons and animal feed, protein, and food grade oil
- Total Projected Revenue: $85-123M/yr
- Timing Depends on timing of enough solid off-take agreements and financing



Shockwave Related
Protein, Oil, Feed
~100KT/y Feed/Protein
~12Mlbs/yr Oil
Projected Revenue: ~$15-25M/yr
Timing: TBD
Bran
Bran Feed
High Protein Feed
Food Grade Oil
Starch
LAND O'LAKES, INC.
Low CI EtOH
Projected Capacity: 20-26MGPY
Projected 2020 Ethanol Revenue: $30-50M/Yr
Low Carbon Ethanol Production
Low CI EtOH
To Low carbon ethanol markets, like West Coast US, EU
Low Carbon IBA and Hydrocarbons
Projected Capacity: 18 MGPY Low CI IBA
Projected Capacity: 10 MGPY Hydrocarbons
Projected Revenue: $35-46/yr
Timing: TBD
Isobutanol ("IBA") Production
Low CI Hydrocarbon Production
Alcohol-to-Jet Fuel ("ATJ")
Renewable Gasoline (Isooctane)
Butylene
Low CI IBA for Gasoline Blendstock
Lufthansa
Haltermann Carless
MUSKET
& others
Anaerobic Digestion
Combined Heat and Power

All revenue and capacity projections are estimates and subject to the qualifications set forth on slides 2 and 18 of this presentation.

Business Models for IBA and Hydrocarbons

Build Out Strategies

Side-by-Side/ Retrofit

- Side-by-Side at Luverne validates the model of isobutanol/ethanol co-production
- Add value to existing Ethanol Plants by adding IBA production
- Opportunities exist to completely retrofit and transform underperforming ethanol plants

Greenfields/ Brownfields

- Given the market potential and margin for IBA and its hydrocarbons, opportunities for new plant builds exist, unlike in the ethanol industry
- Isobutanol feedstock flexibility and variety of markets makes this a truly global opportunity, with ability to address demand for low-carbon fuels worldwide

North American Market

Blended business model

- **Own and operate Luverne**
  - Add distillation and fermentation equipment, to run IBA continuously, and with a positive margin
  - Potentially build additional capacity at Luverne
- **Licensing model**
  - Leverage balance sheets of others

International Market

Licensing model

- Praj and Gevo have completed the Process Design Package for molasses as a feedstock
- Currently negotiating licenses. Initial target licensees located in India

Investment Highlights

- **Attractive Market Opportunities:**
  - Jet Fuel
  - Gasoline
  - Multiple petrochemical market segments
- **Growing Revenue Base:**
  - 2017 = $ 27 Million
  - 2018 (Projected) = $34-37 million
- **Strong Financial Position:**
  - **Cash:** $40.3 million (7/31/2018)
  - **Debt:** 2020 Notes = $13.6 million principal (Whitebox)
- **Key Growth Drivers:**
  - Large customers increased utilization of product
  - Growing licensing deals for technology
  - International regulatory requirements for reduced carbon output
  - Sustainability requirements of large corporations to reduce carbon foot print
  - Lower cost alternative to other "green" technologies
- **Proven Technology:**
  - Gevo has shown that its technologies work and that there is a growing market for its products
- **Large, Growing, World-class Customer Base**


PAST

FUTURE

THANK YOU

gevo™

Gevo Summary Overview

gevo®

Business Overview

- Headquarters: Englewood, CO
- Founded: 2005
- Employees: ~50 (20 in Denver, 30 in Luverne)
- Proprietary technology position (patents and know-how) for the production of isobutanol and hydrocarbon fuels and chemicals
- **Technologies work**
- **Produces: Ethanol, IBA, jet fuel, Isooctane, Feed, Corn Oil**

Facility Overview

- Corporate Headquarters (Englewood, CO) – Houses corporate functions and Gevo's main R&D laboratories
- Alcohol Production Facility (Luverne, MN) – 20MGPY Ethanol, 1.5 MGPY IBA, Operates well. Potential for low carbon credits. Potential to build out IBA to 14-18MGPY leveraging already install capex.
- Jet and Isooctane Biorefinery (Silsbee, TX) – Demo/specialty commercial facility that transforms isobutanol to jet fuel, isooctane and para-xylene (PX). 60KGPY of capacity



Luverne Facility



Silsbee Facility

End Markets Served

- Ethanol
- Animal Feed, protein, and corn oil
- Renewable jet fuel
- Renewable gasoline (isooctane)
- Specialty chemicals and solvents
- Specialty gasoline blendstock
  - "Ethanol (ETOH) free" high octane gasoline
    - Marine / off-road blendstock
    - On-road use for high performance, racing and classic cars

Customers, Partnerships, and Agreements

The customers on this slide represent current and past customers

Balance Sheet

GEVO, INC.
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	(unaudited) June 30, 2018	December 31, 2017
Assets		
Current assets:		
Cash and cash equivalents	$ 27,030	$ 11,553
Accounts receivable	1,443	1,054
Inventories	3,846	4,362
Prepaid expenses and other current assets	15,258	712
Total current assets	47,577	17,681
Property, plant and equipment, net	67,180	70,369
Deposits and other assets	1,273	803
Total assets	$ 116,030	$ 88,853
Liabilities		
Current liabilities:		
Accounts payable and accrued liabilities	$ 3,520	$ 4,011
2020 Notes embedded derivative liability	684	5,224
Derivative warrant liability	86	1,951
Total current liabilities	4,290	11,186
2020 Notes, net	11,731	13,491
2022 Notes, net	-	515
Other long-term liabilities	414	130
Total liabilities	$ 16,435	$ 25,322
Commitments and Contingencies (see Note 11)		
Stockholders' Equity		
Common Stock, $0.01 par value per share; 250,000,000 authorized, 7,990,050 and 1,090,553 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	80	11
Additional paid-in capital	514,859	464,870
Accumulated deficit	(415,344)	(401,350)
Total stockholders' equity	99,595	63,531
Total liabilities and stockholders' equity	$ 116,030	$ 88,853

See the accompanying notes to unaudited consolidated financial statements.

Income Statement

(in thousands)	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017	Change
Revenue and cost of goods sold			
Ethanol sales and related products, net	$ 17,031	$ 12,333	$ 4,698
Hydrocarbon revenue	607	749	(142)
Grant and other revenue	25	75	(50)
Total revenues	17,663	13,157	4,506
Cost of goods sold	21,276	19,113	2,163
Gross loss	(3,613)	(5,956)	2,343
Operating expenses			
Research and development expense	2,258	3,108	(850)
Selling, general and administrative expense	3,507	4,297	(790)
Total operating expenses	5,765	7,405	(1,640)
Loss from operations	(9,378)	(13,361)	3,983
Other (expense) income			
Interest expense	(1,729)	(1,341)	(388)
(Loss) on exchange or conversion of debt	(2,202)	(4,933)	2,731
(Loss) from change in fair value of the 2017 Notes	-	(339)	339
(Loss)/Gain from change in fair value of derivative warrant liability	(3,040)	5,519	(8,559)
(Loss)/Gain from change in fair value of 2020 Notes embedded derivative	2,347	(1,662)	4,009
Other income	8	26	(18)
Total other expense, net	(4,616)	(2,730)	(1,886)
Net loss	$ (13,994)	$ (16,091)	$ 2,097

Capitalization

gevo®

- **Cash** (7/31/2018):
  - $40.3 million
- **Debt**:
  - 2020 Notes (Whitebox): $13.64 million principal
- **Common Shares (7/31/2018)**:
  - ≈ 8.1 million
- **Warrants**
  - 58,974 Warrants outstanding
    - 4,326 @ $4.20/share strike price
    - 14,088 @ $40.00/share strike price
    - 40,560 @ >$100/share strike price